SUPPLEMENT DATED JULY 10, 2024
to

PROSPECTUS, INITIAL SUMMARY PROSPECTUS AND UPDATING SUMMARY PROSPECTUS
EACH DATED APRIL 30, 2024
FOR
DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Putnam VT Large Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Global Health Care Fund, Putnam VT Research Fund, Putnam VT Sustainable Future Fund and Putnam VT Sustainable Leaders Fund (the “Funds”) that are available as investment options under your Contract.  Effective July 15, 2024, Franklin Advisers, Inc. will be retained as a sub-adviser for the Funds by Putnam Investment Management, LLC.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE